UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2011

THE FRESH MARKET, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-34940	56-1311233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

628 Green Valley Road, Suite 500

Greensboro, NC 27408

(Address of principal executive offices, including zip code)

(336) 272-1338

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information under this Item 2.02, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information included below under Item 7.01, including the Exhibit described therein, is hereby incorporated by reference in its entirety to this Item 2.02.

Item 7.01.	Regulation FD Disclosure.

The information under this Item 7.01, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Change in Fiscal Year-End

The Company announced in January 2011 that it had changed its fiscal year from a calendar year ending on December 31 to a fiscal year ending on the last Sunday of January of each year. In connection with this change to its fiscal year, the Company had a transition period of thirty days ending on January 30, 2011 (the “Transition Period”). Its fiscal quarters now consist of thirteen weeks. The Company presented recast financial statements for the quarter ended May 2, 2010 in its June 2, 2011 earnings release that reported financial results for the quarter ended May 1, 2011, as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended May 1, 2011. The Company plans to include recast second quarter and third quarter 2010 financial results in its quarterly earnings releases and its Quarterly Reports on Form 10-Q for the second and third quarters of fiscal 2011 and recast fourth quarter 2010 financial results in its earnings release for the fourth quarter of fiscal 2011. The Company will include financial statements as of and for the calendar year-ended December 31, 2010 and as of and for the Transition Period ended January 30, 2011 in its Annual Report on Form 10-K for the fiscal year-ended January 29, 2012 and will not include full year recast financial statements for the period ended January 30, 2011 in the fiscal 2011 Form 10-K.

Unaudited Financial and Operational Data for the Periods ended May 2, 2010, August 1, 2010, October 31, 2010 and January 30, 2011

A Schedule of Unaudited Financial and Operational Data on a recast basis for each of the thirteen week periods ended May 2, 2010, August 1, 2010, October 31, 2010 and January 30, 2011 is included in Exhibit 99.1 attached to this Form 8-K. The Schedule of Unaudited Financial and Operational Data for the recast thirteen week periods includes financial information, including pro forma financial information, prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), as well as financial information that has been adjusted, and is presented on a non-GAAP basis, as described in the Schedule. The Company’s use of non-GAAP financial measures and its presentation of financial information on a pro forma basis is discussed in Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Schedule of Unaudited Financial and Operational Data for the Periods ended May 2, 2010, August 1, 2010, October 31, 2010 and January 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE FRESH MARKET, INC.

Date: June 13, 2011	By:	/s/ Lisa K. Klinger
Name: Lisa K. Klinger
Title: Executive Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Schedule of Unaudited Financial and Operational Data for the Periods ended May 2, 2010, August 1, 2010, October 31, 2010 and January 30, 2011

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